UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 16, 2006

(Date of earliest event reported)

ALASKA AIRLINES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8957	92-0009235
(Commission File Number)	(IRS Employer Identification No.)

19300 Pacific Highway South, Seattle, Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.

Other Events

On May 16, 2006, Alaska Airlines, Inc. posted the following article on its internal website, alaskasworld.com:

Basic terms reached on COPS and RSSA contracts

Alaska and IAM negotiation teams still working on final language, open issues

Alaska Airlines and the International Association of Machinists and Aerospace Workers (IAM) negotiation committees have reached agreements in principle on basic terms for both the clerical, office and passenger service (COPS) and ramp service and stores agents (RSSA) contracts following talks in early May. Open issues still remain, and the local negotiation teams are continuing to work on contract language related to the agreed terms and the open issues.

The COPS contract, which became amendable in October 2004, covers about 3,000 Alaska customer service, reservation sales and operations agents, and accounting specialists. Nearly 650 ramp service and stores agents are covered by the RSSA contract, which became amendable in January 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: May 16, 2006

/s/ Brandon S. Pedersen
Brandon S. Pedersen
Staff Vice President/Finance and Controller

/s/ Bradley D. Tilden
Bradley D. Tilden
Executive Vice President/Finance and Chief Financial Officer

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